EXHIBIT "B" TO SUBSCRIPTION AGREEMENT
                      -------------------------------------

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT. NEITHER SUCH WARRANTS NOR SUCH SHARES MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT.

                               WARRANT TO PURCHASE
                         681,987 SHARES OF COMMON STOCK,
                           PAR VALUE $.00l PER SHARE,
                                       OF
                             NETMAXIMIZER.COM, INC.

 This Certifies that, for and in consideration of $15.00 per each share of Common Stock, par value $.001 per share, initially purchasable pursuant to the terms of this warrant and other good and valuable consideration, MONAVIA LIMITED, a corporation organized and legally existing under the laws of the Isle of Man or its assigns (collectively, the "Warrantholder"), is entitled to purchase from NETMAXIMIZER.COM, INC., a corporation incorporated under the laws of the State of Florida (the "Corporation"), subject to the terms and conditions hereof, at any time at or after 9:00 A.M., Florida time, on February 8, 2000, and before 5:00 P.M., Florida time on the Expiration Date (as defined herein), the number of fully paid and nonassessable shares of Common Stock, par value $.00l per share, of the Corporation stated above at the Exercise Price (as defined herein).

                                    ARTICLE I

         Section 1.01: Definition of Terms. As used in this Warrant, the following capitalized terms shall have the following respective meanings:

         (a) Business Day: A day other than a Saturday, Sunday or other day on which banks in the State of Florida are authorized by law to remain closed.

         (b) Common Stock: Common Stock, $.001 par value per share, of the Corporation.

         (c) Common Stock Equivalents: Securities that are convertible into, or exercisable or exchangeable for, shares of Common Stock.

         (d) Exercise Price: $15.00 per Warrant Share as such price may be adjusted from time to time pursuant to Article III hereof.

         (e) Expiration Date: 5:00 P.M., Florida time, on the third anniversary of the Initial Investment Date.

         (f)      Initial Investment Date:  February 8, 2000.
                  -----------------------

         (g) Person: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government of any department or agency thereof.

         (h) Sale of the Corporation: A consolidation or merger of the Corporation with or into any other corporation or corporations (other than a consolidation or merger in which the Corporation is the continuing Corporation), or a sale, conveyance or disposition of all or substantially all of the assets of the Corporation or the effectuation by the Corporation of a transaction or series of related transactions in which more than fifty (50%) percent of the voting power of the Corporation is disposed of.

         (i) Warrant Shares: Shares of Common Stock and/or securities purchased or purchasable upon exercise of this Warrant.

                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT

         Section 2.01: Duration of Warrant. The Warrantholder may exercise this Warrant at any time and from time to time after 9:00 A.M., Florida time, on February 8, 2000, and before 5:00 P.M., Florida time, on the Expiration Date. If this Warrant is not exercised on the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

         Section 2.02: Exercise of Warrant.
         ------------  -------------------

         (a) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Corporation at its principal corporate office or at the office of its stock transfer agent, if any, with the subscription form attached hereto as Exhibit A (the "Subscription Form") duly executed and accompanied by payment of the full Exercise Price for each Warrant Share to be purchased.

         (b) Upon receipt of this Warrant with the Subscription Form fully executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Corporation shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised in such denominations as are requested for delivery to the Warrantholder registered in the name of the Warrantholder or its nominee, and the Corporation shall thereupon deliver such certificates to the Warrantholder. The Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the

Corporation shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder.

         (c) In lieu of exercising the Warrant in the manner set forth in sub-paragraph 2.02(a) and (b) above, and subject to the last sentence of this sub-paragraph 2.02(c), this Warrant may be exercised without payment of any other consideration, commission, or remuneration, by presentation and surrender of the Warrant to the Corporation, together with a written notice of the Warrantholder's intention to effect a cashless exercise ("Notice of Cashless Exercise") and the Subscription Form, duly executed. In the event of a Cashless Exercise, the number of shares to be issued in exchange for the Warrant will be computed using the following formula:

                                  X = Y (A-B)/A

where:

                    X = the number of shares of Common Stock to be issued to the Warrantholder.
                    Y = the number of shares of Common Stock for which this Warrant is being exercised.
                    A = the Closing Bid Price. The Closing Bid Price means the closing bid price per share of the Common Stock on the last business day prior to the date of receipt of the Warrant, the Notice of Cashless Exercise, and the Subscription Form, on the principal national securities exchange in the United States on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any such national securities exchange, the average of the highest reported bid and lowest reported asked price, on such day, as furnished by the National Association of Securities Dealers, Inc. ("Nasdaq") through its automated quotation system or a similar organization if Nasdaq is no longer reporting such information.
                    B =  the Warrant Exercise Price

For purposes of Rule 144 and sub-section (d)(3)(iii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued. Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised in a cashless exercise transaction if, on the Date of Exercise, the shares of Common Stock to be issued upon exercise of this Warrant would upon such issuance be then registered pursuant to an effective and current registration statement.

         (c) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Corporation shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.

         (d) The Corporation shall pay any and all stock transfer and similar taxes which may be payable in respect of the issue of any Warrant Shares to the Warrantholder.

         Section 2.03: Reservation of Shares. The Corporation hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

         Section 2.04: Fractional Shares. The Corporation shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.04, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Corporation shall, upon the exercise of this Warrant and receipt of the Exercise Price, issue the largest number of whole shares purchasable upon exercise of this Warrant. The Corporation shall, in lieu of issuing any fractional share pay the Warrantholder a sum in cash equal to the fair market value of any such fractional interest as determined in good faith by the Corporation.

         Section 2.05: Listing. Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Corporation shall secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Corporation shall so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Corporation issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

                                   ARTICLE III

                      ADJUSTMENT OF SHARES OF COMMON STOCK
                        PURCHASABLE AND OF EXERCISE PRICE

         The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article III.

         Section 3.01:  Mechanical Adjustments.
         ------------   ----------------------

         (a) In case the Corporation shall at any time or from time to time after the date hereof (i) pay any dividend, or make any distribution, on the outstanding shares of Common Stock (or Common Stock Equivalents) in shares of Common Stock, (ii) subdivide the outstanding shares of

Common Stock, (iii) combine the outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then and in each such case, the Exercise Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the Warrantholder shall be entitled to receive the number and type of shares of Common Stock which such Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been converted into Common Stock immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this Section 3.01(a) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

         (b) Except with respect to Excluded Securities (as defined below), in case the Corporation shall issue any shares of Common Stock (or Common Stock Equivalents) after the date hereof at a consideration per share (or having a conversion or exercise price per share) less than the Exercise Price, then in each such case, the Exercise Price shall be adjusted by multiplying (i) the Exercise Price in effect on the day immediately prior to the date of issuance of such shares (or Common Stock Equivalents) by (ii) a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date prior to such issuance and (y) the number of shares of Common Stock purchasable at the then Exercise Price with the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued (or issuable upon conversion, exchange or exercise of such Common Stock Equivalents), and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date prior to such issuance and (y) the number of additional shares of Common Stock issued (or issuable upon conversion, exchange or exercise of such Common Stock Equivalents.) An adjustment made pursuant to this Section 3.01(b) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively to the close of business on the date of such issuance. For purposes of this Section 3.01(b), the aggregate consideration receivable by the Corporation in connection with the issuance of shares of Common Stock or of Common Stock Equivalents shall be deemed to be equal to the sum of the aggregate offering price (e.g., the aggregate consideration received by the Corporation in connection with the issuance of all such Common Stock and/or Common Stock Equivalents before deduction of underwriting discounts or commissions and expenses payable to third parties, if any) of all such Common Stock and/or Common Stock Equivalents plus the minimum aggregate amount, if any, payable upon conversion, exchange or exercise of any such Common Stock Equivalents. The issuance or reissuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the Exercise Price pursuant to Section 3.01(a) shall not be deemed to constitute an issuance of Common Stock or Common Stock Equivalents by the Corporation to which this Section 3.01(b) applies. Upon the expiration of any unconverted, unexchanged or unexercised Common Stock Equivalents for which an adjustment has been made pursuant to this

Section 3.01(b), the adjustments shall forthwith be reversed to effect such Exercise Price as would have been in effect if at the time of such Common Stock Equivalents, to the extent outstanding immediately prior to such expiration or termination, had never been issued. Excluded Securities shall mean all shares of Common Stock or Common Stock Equivalents (i) issued and outstanding upon the Initial Investment Date, or (ii) issued or issuable pursuant to the 1999 Employee Stock Option Plan, (iii) issued or issuable pursuant to the 1999 Non-Employee Director Stock Option Plan, and (iv) executive options issued to James A Brown in connection with his employment.

         (c) For purposes of Subsections (a) through (d) of this Section 3.01, the number of shares of Common Stock at any time outstanding shall mean the aggregate of all shares of Common Stock then outstanding (other than any shares of Common Stock then owned or held by or for the account of the Corporation) treating for purposes of this calculation all Common Stock Equivalents as having been converted, exchanged or exercised.

         (d) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution and shall thereafter, and before such dividend or distribution is paid or delivered to stockholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Exercise Price then in effect shall be made by reason of the taking of such record, and any such adjustment previously made as a result of the taking of such record shall be reversed.

         (e) As used in this Section 3.01 the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date hereof, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor be entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

         (f) In the case of a Sale of the Corporation or a proposed reorganization of the Corporation or a proposed reclassification of the capital stock of the Corporation (except a transaction for which provision for adjustment is otherwise made in this Section 3.01), the Warrant shall thereafter be exercisable into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon exercise of such Warrant would have been entitled upon such Sale of the Corporation, reorganization or reclassification; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Warrant, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the applicable conversion price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant. The Corporation shall not effect any such Sale of the Corporation unless prior to or simultaneously with the consummation thereof the successor Corporation or purchaser, as the case may be, shall assume by written instrument the obligation to deliver to the Warrantholder such shares of stock, securities or assets as, in accordance with the foregoing provisions, each such holder is entitled to receive.

         (g) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to paragraph (a) or (b) of this Section 3.01, the Warrant Shares shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of each Warrant (as set forth on the front page of this Warrant) by $15.00 and dividing the product so obtained by the Exercise Price, as adjusted.

         (h) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($.01) in such price; provided, however, that any adjustments which by reason of this paragraph (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section
3.01 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this Section 3.01 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

         (i) In the event that at any time, as a result of any adjustment made pursuant to Section 3.01(a), the Warrantholder thereafter shall become entitled to receive any shares of capital stock of the Corporation other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 3.01(a).

         Section 3.02: Notices of Adjustment. Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Corporation shall prepare and deliver forthwith to the Warrantholder a certificate signed by its President or a Vice President, or by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

         Section 3.03: Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

         Section 3.04: Treatment of Warrantholder. Prior to due presentment for registration of transfer of this Warrant, the Corporation may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

                                   ARTICLE IV

              OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

         Section 4.01: No Rights as Shareholders; Notice to Warrantholders. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Corporation or of any other matter, or any rights whatsoever as shareholders of the Corporation. The Corporation shall give notice to the Warrantholder by certified mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

         (a) the Corporation shall declare any dividend or distribution with respect to its capital stock;

         (b) a dissolution, liquidation or winding up of the Corporation shall be proposed; or

         (c) a capital reorganization or reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation, any transaction or series of transactions in which more than fifty percent (50%) of the voting securities of the Corporation are transferred to another person, or of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety.

         Such giving of notice shall be initiated at least ten Business Days prior to the date fixed as a record date or effective date or the date of closing of the Corporation's stock transfer books for the determination of the shareholders entitled to such dividend or distribution, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be.

         Section 4.02: Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such reasonable terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

                                    ARTICLE V

                             SPLIT-UP, COMBINATION,
                        EXCHANGE AND TRANSFER OF WARRANTS

         Section 5.01: Split-Up, Combination, Exchange and Transfer of Warrants. Subject to the provisions of Section 5.02 hereof, this warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, the Warrantholder shall make such request in writing delivered to the Corporation and shall surrender to the Corporation this Warrant and any other Warrants to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Corporation shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Corporation shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Corporation may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

         Section 5.02: Transfer. This Warrant and all rights hereunder may be sold, transferred or otherwise disposed of, in whole or in part, to any person in accordance with and subject to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder. Upon the delivery to the Corporation at its principal corporate office of this Warrant along with a duly completed Assignment Form substantially in the form of Exhibit B hereto, the Corporation shall execute and deliver a new Warrant in the form of this Warrant, but registered in the name of the transferee, to purchase the number of Warrant Shares assigned to the transferee. In case the Warrantholder shall assign this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Corporation shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.

         Section 5.03: Restrictive Legend. Each Warrant Share issued upon exercise of this Warrant shall bear a legend containing the following words:

           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN
           COMPLIANCE WITH SUCH ACT."

The requirement that the above legend be placed upon certificates evidencing any such securities shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in an underwritten public offering, (ii) when such shares are transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Corporation an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Corporation, or a "no-action" letter from the Staff of the Securities and Exchange Commission, in either case to the effect that such legend is no longer necessary in order to protect the Corporation against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. Upon the occurrence of such event, the Corporation, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such securities as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such securities not bearing such legend.

                                   ARTICLE VI

                                  OTHER MATTERS

         Section 6.01: Successors and Assigns. The terms and provisions of this Warrant shall bind and inure to the benefit of the Warrantholder and its successors and assigns.

         Section 6.02: No Inconsistent Agreements. The Corporation will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Warrantholder or otherwise conflicts with the provisions hereof. The rights granted to the Warrantholder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Corporation's securities under any other agreements.

         Section 6.03: Entire Agreement. This Warrant and the Exhibits hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         Section 6.04: Amendments and Waivers. The terms and provisions of this Warrant, including the provisions of this sentence, may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of the Corporation and the Warrantholder.

         Section 6.05: Counterparts. This Warrant may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 6.06: Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Florida and of the United States of America, in each case located in the County of Palm Beach, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Warrant and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Warrant shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Warrant or the transactions contemplated hereby in the courts of the State of Florida or the United States of America, in each case located in the County of Palm Beach, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

         Section 6.07: Notice. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                  (i)      if to the Corporation. to:

                           NetMaximizer.com, Inc.
                           4400 North Federal Highway
                           Suite 307
                           Boca Raton, Florida 33431
                           Telecopy: (561) 447-9490
                           Attention: Mr. David Saltrelli

                           with a copy to:

                           Greenberg Traurig, P.A.
                           777 South Flagler Drive
                           Suite 300, East Tower
                           West Palm Beach, FL 33401
                           Telecopy: (561) 655-6222
                           Attention: Morris Brown, Esq.

                  (ii)     if to the Warrantholder, to:

                           Monavia Limited
                           International House
                           Castle Hill, Victoria Road
                           Douglas, British Isles 1M24RB
                           Telecopy: _______________
                           Attention: Nigel Forrester

         All such notices, requests, consents and other communications shall be deemed to have been given when received.

         Section 6.08: Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid, but if any provision of this Warrant is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Warrant.

         IN WITNESS WHEREOF, this Warrant has been duly, executed by the Corporation under its corporate seal as of the 8th day of February, 2000.

                                            NETMAXIMIZER.COM, INC.

                                            By: /s/ David A. Saltrelli
                                                --------------------------
                                                    Name:  DAVID SALTRELLI
                                                    Title: President

Attest: /s/ Peter Schuster
        --------------------------
          Name:  Peter Schuster
          Title: Secretary

                                                            Exhibit A to Warrant
                                                            --------------------

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]


NETMAXIMIZER.COM, INC.

The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _____________(1) shares of Common Stock covered by the within Warrant and requests that the certificates for such shares be issued in the name of and delivered to, _______________ whose address is ______________. The undersigned herewith makes payment in full therefor of the Exercise Price therefor (or $____________ in the aggregate).


                                 ------------------------------------------
                                 (Signature must conform in all respects to
                                  name of holder as specified on the face of Warrant)


                                 ------------------------------------------
                                 (Street Address)


                                 ------------------------------------------
                                 (City)          (State)          (Zip Code)



-----------------------

    1 Insert here the number of shares called for on the face of this Warrant (or, in the case of partial exercise, the portion thereof as to which this Warrant is being exercised). In the case of partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

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

                                                            Exhibit B to Warrant
                                                            --------------------

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ____________________ the right represented by such Warrant to purchase ___________________(2) shares of Common Stock of Netmaximizer.com, Inc. to which such Warrant relates and appoints _________________ Attorney to make such transfer on the books of Netmaximizer.com, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:

                                 ------------------------------------------
                                 (Signature must conform in all respects to
                                  name of holder as specified on the face of Warrant)


                                 ------------------------------------------
                                 (Street Address)


                                 ------------------------------------------
                                 (City)          (State)          (Zip Code)


Signed in the presence of:


-------------------------------

-------------------------------


-------------------

    2 Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial assignment, the portion thereof as to which this Warrant is being assigned). In the case of a partial assignment, a new Warrant or Warrants will be issued and delivered, representing the unassigned portion of the Warrant, to the holder surrendering the Warrant.


                                       15